UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
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U.S. Xpress Enterprises, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

U.S. XPRESS ENTERPRISES, INC.

To Be Held On:

May 9, 2019 at 11:00 a.m. Eastern Daylight Time

U.S. Xpress Enterprises, Inc. Corporate Headquarters at 4080 Jenkins Road, Chattanooga, TN 37421

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/29/19.
Please visit http://www.astproxyportal.com/ast/22219/, where the following materials are available for view:
	•	Notice of Annual Meeting of Stockholders
	•	Proxy Statement
	•	Form of Electronic Proxy Card
	•	Annual Report
TO REQUEST MATERIAL:		TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan  the QR  code  with your  smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1. Election of Directors:	2. Advisory vote to approve the compensation of the Named Executive Officers.
NOMINEES:
Jon F. Beizer Edward "Ned" H. Braman Philip V. Connors Eric Fuller Max Fuller Dennis A. Nash Lisa Quinn Pate John C. Rickel	3. Advisory vote on the frequency of future advisory votes on the compensation of Named Executive Officers.
4. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2019.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder.

The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1, FOR Proposal 2 and 4, and for ONE YEAR on Proposal 3.
Please note that you cannot use this notice to vote by mail.